Exhibit 99.1

Investors contact:
Steve Pasko
Market Street Partners
(415) 445-3238
ir@merunetworks.com

Meru Networks Reports Record First Quarter 2013 Results

•	Product Revenue Growth of 30% Year-over-Year

•	Quarterly Operating Expenses Reduced for the Fourth Consecutive Quarter

•	Positive Cash Flow from Operations

SUNNYVALE, Calif., April 30, 2013 — Meru Networks Inc., (NASDAQ:MERU), a leader in virtualized wireless LAN solutions, today announced its financial results for the quarter ended March 31, 2013.

First Quarter 2013 Financial Results

Total revenues for the first quarter of 2013 were $24.7 million, up 27% from $19.4 million in the first quarter of 2012. Products revenues for the first quarter of 2013 were $20.6 million, up 30% from the $15.8 million reported in the first quarter of 2012.

Net loss as reported in accordance with GAAP was $3.6 million for the first quarter of 2013, or a net loss of $0.18 per basic and diluted share, compared to a net loss of $14.5 million, or a net loss of $0.82 per basic and diluted share, for the same period of 2012.

Meru reported a first quarter 2013 non-GAAP net loss of $2.0 million, or $0.10 loss per basic and diluted share, compared to a non-GAAP net loss of $8.9 million, or $0.50 loss per basic and diluted share, for the same period of 2012. Non-GAAP results for the first quarter of 2013 exclude the impact of stock-based compensation expense of $1.5 million, amortization of acquisition-related intangibles and amortization of the fair value of a common stock warrant issued in connection with debt financing totaling $0.1 million. Non-GAAP results for the first quarter of 2012 exclude the impact of stock-based compensation expense of $2.2 million, amortization of acquisition-related intangibles of $0.1 million, chief executive officer transition costs of $0.9 million and a litigation reserve expense of $2.4 million. Please refer to the reconciliation of Meru’s GAAP to non-GAAP results provided at the end of this release.

“We are very pleased to have delivered record first quarter revenues,” said Dr. Bami Bastani, president and chief executive officer, Meru Networks. “Meru’s strategy of focusing on three verticals – education, healthcare and hospitality – combined with ongoing cost controls, continues to be successful in driving the company’s turnaround.”

“Our first quarter results and our highly successful secondary offering of common stock demonstrate our continued execution against the financial objectives we outlined last year,” said Brett White, chief financial officer, Meru Networks.

First Quarter Business Highlights

Technology

•

Introduced MobileFLEX Architecture, an innovative new context-aware architecture. MobileFLEX unites all Meru hardware and software solutions and introduces Meru’s Context-aware Application Layers (CALs), Apple Bonjour support, enhanced multi-vendor policy enforcement, cloud-focused enhancements and 802.11ac-readiness.

Education

•	Won network expansion projects at major universities in North Carolina and Texas and an 802.11n upgrade at an existing higher education customer in Ohio.

•	Continued expansion at the fourth largest school district in the U.S., with more than 395 schools and 345,000 students.

•	Deployed by a large private university in Japan.

Healthcare

•	Introduced the innovative Uninterrupted Care Network (UCN) at HIMSS 2013.

•	Displaced a competitive vendor in a major healthcare center in Germany.

•	Deployed at a major hospital in Japan.

•	Won network expansion project at a healthcare center in Canada and an 802.11n network upgrade at a hospital in the UK.

Hospitality & Retail

•	Selected by a major exhibition center in France.

•	Won a highly competitive bid at a prominent four-star hotel property in Dubai.

•	Selected by major hotel chains in Turkey, South Africa, Singapore and Germany.

•	Deployed by the largest clothing retailer in Japan.

Financial

•	Strengthened balance sheet by raising $12.8m proceeds (net of underwriter fees) in a public offering of 3,450,000 shares of Meru common stock.

Conference Call Information

Meru will host a conference call for analysts and investors to discuss its first quarter results, today, April 30 at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time). To join the live call, please dial (877) 852-2926 (domestic) and (253) 237-1123 (international) and reference conference ID 32466889.

The live and archived webcast of the firstquarter 2013 financial results conference call will also be available at the investor relations section of Meru’s website at http://investors.merunetworks.com.

About Meru Networks

Meru Networks (NASDAQ: MERU) is a market leader in the development of mobile access and virtualized Wi-Fi solutions. Meru’s MobileFLEX wireless architecture addresses the ever-growing need for higher bandwidth and higher client densities. The Meru Identity Manager solution greatly simplifies secure device onboarding and the company’s unique Context-aware Application Layers (CALs) enable dedicated channel assignments for specific applications, devices and usage scenarios. Meru customers include Fortune 500 businesses as well as leaders in education, healthcare and hospitality. Founded in 2002, Meru is headquartered in Sunnyvale, Calif., with operations in North America, Europe, the Middle East, Asia Pacific and Japan. Visit www.merunetworks.com or call (408) 215-5300 for more information.

Cautionary Statement Regarding Forward Looking Statements

All statements other than statements of historical facts are statements that can be deemed forward-looking statements, including any statements of expectations or beliefs. These forward-looking statements are subject to material risks and uncertainties that could cause actual results to differ materially from those in the forward looking statements. These risks and uncertainties are described in documents filed with or furnished to the Securities and Exchange Commission (“SEC”) by Meru, including under the caption “Risk Factors” in Meru’s Annual Report on Form 10-K filed with the SEC on March 20, 2013, and any subsequent reports filed with the SEC. All forward-looking statements in this press release are based on information available to Meru as of the date hereof, and Meru assume no obligation to update these forward-looking statements, except as required by law.

Non-GAAP Financial Measurements

In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, Meru reports non-GAAP net income (loss), non-GAAP income (loss) from operations and non-GAAP net loss per common share, basic and diluted each of which exclude stock-based compensation expense, amortization of intangible assets related to the company’s acquisition of Identity Networks in the third fiscal quarter of 2011, chief executive officer transition costs, amortization of the fair value of a common stock warrant issued in connection with debt financing and other items outside the ordinary course of business such as litigation reserve expense. Meru believes that its non-GAAP net income (loss) and non-GAAP income (loss) from operations provide useful information to management and investors regarding financial and business trends relating to its financial condition and results of operations. Meru also believes the non-GAAP measures provide useful supplemental information for investors to evaluate its operating results in the same manner as the research analysts that follow Meru, all of whom typically present non-GAAP projections in their published reports. As such, the non-GAAP measures provided by Meru facilitate a more direct comparison of its performance with the financial projections published by the analysts as well as its competitors, many of whom report financial results on a non-GAAP basis. The economic substance behind Meru’s decision to use such non-GAAP measures is that such measures approximate its controllable operating performance more closely than the most directly comparable GAAP financial measures. For example, Meru’s management has no control over certain variables that have a major influence in the determination of stock-based compensation such as the volatility of its stock price and changing interest rates. In addition, Meru’s management does not consider the amortization of intangible assets related to the company’s acquisition of Identity Networks relevant when comparing its performance to prior periods. Meru believes that the inclusion of these excluded expenses does not accurately reflect the underlying performance of its continuing operations for the period in which they are incurred, even though these excluded items may be incurred and reflected in Meru’s GAAP financial results.

The material limitation associated with the use of non-GAAP financial measures is that the non-GAAP measures may not reflect the full economic impact of Meru’s activities. Meru’s non-GAAP measures may be calculated differently than non-GAAP financial information disclosed by other companies. Accordingly, investors are cautioned not to place undue reliance on non-GAAP information.

MERU NETWORKS, INC.

Condensed Consolidated Balance Sheets

(Unaudited)

(In thousands)

	March 31, 2013	December 31, 2012
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$35,620	$22,855
Accounts receivable, net	10,070	15,040
Inventory	8,147	8,852
Deferred inventory costs, current portion	79	55
Prepaid expenses and other current assets	619	829

Total current assets	54,535	47,631

Property and equipment, net	2,325	2,473
Goodwill	1,658	1,658
Intangible assets, net	331	403
Other assets	2,024	2,024

TOTAL ASSETS	$60,873	$54,189

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES:
Accounts payable	$2,923	$3,027
Accrued liabilities	10,966	13,053
Long-term debt, current portion	3,321	3,197
Deferred revenue, current portion	11,454	12,183

Total current liabilities	28,664	31,460

Long-term debt, net of current portion	5,625	6,499
Deferred revenue, net of current portion	5,651	6,107
Other liabilities	740	530

Total liabilities	40,680	44,596

STOCKHOLDERS’ EQUITY:
Preferred stock	—	—
Common stock	11	9
Additional paid-in capital	277,061	262,887
Accumulated other comprehensive loss	(291)	(298)
Accumulated deficit	(256,588)	(253,005)

Total stockholders’ equity	20,193	9,593

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$60,873	$54,189

MERU NETWORKS, INC.

Condensed Consolidated Statements of Operations

(Unaudited)

(In thousands, except for share and per share amounts)

	Three months ended March 31,
	2013	2012
REVENUES:
Products	$20,590	$15,803
Support and services	4,103	3,558
Ratable products and services	42	50

Total revenues	24,735	19,411

COSTS OF REVENUES:
Products	7,317	5,454
Support and services	1,776	1,455
Ratable products and services	22	31

Total costs of revenues *	9,115	6,940

Gross margin	15,620	12,471

OPERATING EXPENSES:
Research and development *	3,688	3,871
Sales and marketing *	11,420	15,574
General and administrative *	3,285	5,033
Litigation reserve	—	2,350

Total operating expenses	18,393	26,828

Loss from operations	(2,773)	(14,357)

Interest expense, net	(610)	(29)
Other income (expense), net	(62)	28

Loss before provision for income taxes	(3,445)	(14,358)

Provision for income taxes	138	129

Net loss	$(3,583)	$(14,487)

Net loss per share of common stock, basic and diluted	$(0.18)	$(0.82)

Shares used in computing net loss per share of common stock, basic and diluted	19,570,769	17,701,126

* Includes stock-based compensation expense as follows:
Costs of revenues	$45	$96
Research and development	158	355
Sales and marketing	537	855
General and administrative	714	926

	$1,454	$2,232

* Includes amortization of acquisition-related intangible assets as follows:
Costs of revenues	$52	$52
Sales and marketing	20	20

	$72	$72

* Includes chief executive officer transition costs as follows:
General and administrative	$—	$911

MERU NETWORKS, INC.

Condensed Consolidated Statements of Operations

(GAAP to Non-GAAP Reconciliation)

(Unaudited)

(In thousands, except share and per share amounts)

	Three months ended March 31,
	2013	2012

GAAP net loss	$(3,583)	$(14,487)

Plus:
a) Stock-based compensation	1,454	2,232
b) Litigation reserve	—	2,350
c) Amortization of acquisition-related intangible assets	72	72
d) Chief executive officer transition costs	—	911
e) Amortization of fair value of a common stock warrant issued in connection with debt financing	45	—

Non-GAAP net loss	$(2,012)	$(8,922)

GAAP net loss per share of common stock, basic	(0.18)	$(0.82)

Plus:
a) Stock-based compensation	0.08	0.13
b) Litigation reserve	—	0.14
c) Amortization of acquisition-related intangible assets	—	—
d) Chief executive officer transition costs	—	0.05
e) Amortization of fair value of a common stock warrant issued in connection with debt financing	—	—

Non-GAAP net loss per share of common stock, basic and diluted	$(0.10)	$(0.50)

Shares used in computing basic and diluted non-GAAP net loss per share of common stock	19,570,769	17,701,126

GAAP loss from operations	$(2,773)	$(14,357)

Plus stock-based compensation:
Costs of revenues	$45	$96
Research and development	158	355
Sales and marketing	537	855
General and administrative	714	926

	1,454	2,232

Litigation reserve	—	2,350
Amortization of acquisition-related intangible assets	72	72
Chief executive officer transition costs	—	911

Non-GAAP loss from operations	$(1,247)	$(8,792)

MERU NETWORKS, INC.

Condensed Consolidated Statement of Cash Flows

(Unaudited)

(In thousands)

	Three months ended March 31,
	2013	2012
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(3,583)	$(14,487)

Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	378	265
Stock-based compensation	1,454	2,232
Accrued interest on long-term debt	302	—
Amortization of debt issuance costs	64	—
Bad debt expense	33	41
Changes in operating assets and liabilities:
Accounts receivable, net	4,937	1,938
Inventory	705	(1,069)
Deferred inventory costs	(24)	40
Prepaid expenses and other assets	212	46
Accounts payable	(104)	(1,893)
Accrued liabilities	(2,155)	3,578
Deferred revenue	(1,183)	(806)

Net cash provided by (used in) operating activities	1,036	(10,115)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(156)	(375)
Proceeds from maturities of short-term investments	—	5,000

Net cash provided by (used in) investing activities	(156)	4,625

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from the issuance of common stock, net of offering costs	12,556	—
Proceeds from exercise of stock options	191	5
Taxes paid related to net share settlement of equity awards	(25)	(66)
Proceeds from line of credit	—	6,850
Repayment of long-term debt	(814)	—

Net cash provided by financing activities	11,908	6,789

Effect of exchange rate changes on cash and cash equivalents	(23)	(3)

NET INCREASE IN CASH AND CASH EQUIVALENTS	12,765	1,296

CASH AND CASH EQUIVALENTS — Beginning of period	22,855	35,259

CASH AND CASH EQUIVALENTS — End of period	$35,620	$36,555

Use of Non-GAAP Financial Information

In addition to the reasons stated above, which are generally applicable to each of the items Meru excludes from its non-GAAP financial measures, the company believes it is appropriate to exclude certain items for the following reasons:

Stock-Based Compensation. When evaluating the performance of its consolidated results, Meru does not consider stock-based compensation charges when operating its business (rather, when considering the impact of equity award grants, the company places a greater emphasis on overall stockholder dilution). Likewise, the Meru management team excludes stock-based compensation expense from its operating plans and is held accountable for cash-based compensation. Meru excludes stock-based compensation charges from its non-GAAP financial measures primarily because they are non-cash expenses that it does not consider part of ongoing operating results when assessing the performance of our business, and the exclusion of these expenses facilitates the comparison of results and business outlook for future periods with results for prior periods in order to better understand the long-term performance of its business.

Amortization of intangible assets. The company excludes amortization of acquired intangible assets because it is non-cash in nature and because the company believes that the non-GAAP financial measures excluding this item provide meaningful supplemental information regarding operational performance and liquidity. In addition, excluding this item from various non-GAAP measures facilitates internal comparisons to historical operating results and comparisons to competitors’ operating results.

Chief Executive Officer transition costs. The company excludes the chief executive officer transition costs when evaluating the performance of its consolidated results. The company believes these costs are unusual in nature and the company does not expect them to recur in the ordinary course of its business. The company further believes these costs are unrelated to the ongoing operation of the business in the ordinary course.

Other Items. The company excludes items such as litigation reserves expense and the amortization of the fair value of a common stock warrant issued in connection with debt financing when evaluating the performance of its consolidated results. The company believes these costs are unusual in nature and the company does not expect them to recur in the ordinary course of its business. The company further believes these costs are unrelated to the ongoing operation of the business in the ordinary course.